UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2011

A.C. Moore Arts & Crafts, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	000-23157	22-3527763
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 A.C. Moore Drive, Berlin, NJ	08009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 768-4930

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to Merger Agreement

As previously disclosed, on October 3, 2011, A.C. Moore Arts & Crafts, Inc., a Pennsylvania corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nicole Crafts LLC, a Delaware limited liability company (“Parent”), and Sbar’s Acquisition Corporation, a Pennsylvania corporation and wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Sbar’s, Inc. (“Sbar’s”), a vendor of the Company.

On October 17, 2011, the Company entered into Amendment No. 1 to the Merger Agreement (“Amendment No. 1”) with Parent and Merger Sub. Capitalized terms which are used in this Current Report on Form 8-K (“Form 8-K”) but not defined in this Form 8-K have the meanings ascribed to them in the Merger Agreement.

The Merger Agreement initially provided Parent with the right to designate directors to the Company Board in certain circumstances. Pursuant to Amendment No. 1, the parties agreed to, among other things, eliminate such right, and Amendment No. 1 provides that the Company has no obligation to enable any designee of Parent to be elected and/or designated to the Company Board.

The Merger Agreement also provides for certain covenants applicable to the Company relating to the ordinary conduct of its business. The Merger Agreement initially provided that such covenants were to apply until the earlier of the Effective Time and the time that Parent’s designees to the Company Board constitute at least a majority of the Company Board (the “Covenant Period”). Pursuant to Amendment No. 1, the parties agreed to modify the Covenant Period to be the earlier of the Effective Time of the Merger and three business days after the Offer Closing.

In addition, the Merger Agreement initially provided that (i) the Company would use commercially reasonable efforts to cause the Company Board to have at least three Continuing Directors in the event that Parent's designees are elected or designated to the Company Board until the Effective Time (the "Continuing Director Period") and (ii) that the affirmative vote of a majority of Continuing Directors was required to take certain actions from the time that Parent's designees are elected or designated to the Company Board until the Effective Time (the "Continuing Director Approval Period"). Pursuant to Amendment No. 1, the parties agreed (i) to modify the Continuing Director Period and the Continuing Director Approval Period to be from the date of the Offer Closing until the Effective Time and (ii) that the obligation to cause the Continuing Directors to be on the Company Board shall be Parent's obligation.

A copy of Amendment No. 1 is attached as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to such amendment.

Notice to Investors

The Offer for the outstanding Company Common Stock referred to in this Form 8-K has not yet commenced. This Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company Common Stock will be made only pursuant to an offer to purchase and related materials that Merger Sub intends to file with the SEC. At the time the Offer is commenced, Merger Sub will file a tender offer statement on Schedule TO with the SEC, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These materials will be sent free of charge to all shareholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by contacting D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (for information by telephone: Banks and Brokers Call Collect: 1 (212) 269-5550; all Others Call Toll-Free: 1 (800) 755-7250. Investors and shareholders also may obtain free copies of the documents filed with the SEC from the Company by contacting David Stern, Chief Financial and Administrative Officer, A.C. Moore Arts & Crafts, Inc., 130 A.C. Moore Drive, Berlin, New Jersey 08009, (856) 768-4943.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step Merger, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition pursuant to the terms of the Merger Agreement. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and shareholders also may obtain free copies of the proxy statement and other relevant materials from the Company by contacting David Stern, Chief Financial and Administrative Officer, A.C. Moore Arts & Crafts, Inc., 130 A.C. Moore Drive, Berlin, New Jersey 08009, (856) 768-4943. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger because they will contain important information about the Merger and the parties to the Merger.

The Company and its directors, executive officers and other members of management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company shareholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Proxy Statement for its 2010 Annual Meeting of Shareholders and Annual Report on Form 10-K, as amended, for the fiscal year ended January 1, 2011, as well as the proxy statement and other relevant materials which will be filed with the SEC in connection with the Merger when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the Merger when it becomes available.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “anticipate,” “expect,” “believe,” “plan,” “intend,” “predict,” “will,” “may” and similar terms. Forward-looking statements in this Form 8-K include, but are not limited to, statements regarding the anticipated timing of filings relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; statements regarding prospective performance and opportunities; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements contained in this Form 8-K related to future results and events are based on the Company’s current expectations, beliefs and assumptions about its industry and its business. Forward-looking statements, by their nature, involve risks and uncertainties and are not guarantees of future performance. Actual results may differ materially from the results discussed in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many of the Company’s shareholders will tender their stock in the Offer; the risk that the transaction may not be approved by the Company’s shareholders were the transaction to be consummated as a one-step Merger; the risk of litigation relating to the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors or other business partners; other business effects, including, but not limited to, the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC by the Company, including, but not limited to, the solicitation/recommendation statement and Merger proxy statement to be filed by the Company. Investors and shareholders are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are also urged to review carefully and consider the various disclosures in the Company’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K, as amended, for the fiscal year ended January 1, 2011, Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2011, Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2011 and Current Reports on Form 8-K filed from time to time by the Company. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger by and among A.C. Moore Arts & Crafts, Inc., Nicole Crafts LLC and Sbar’s Acquisition Corporation dated as of October 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C. MOORE ARTS & CRAFTS, INC.

By:	/s/ Joseph A. Jeffries

Name:	Joseph A. Jeffries
Title:	Chief Executive Officer

Date: October 17, 2011

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Exhibit Index

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger by and among A.C. Moore Arts & Crafts, Inc., Nicole Crafts LLC and Sbar’s Acquisition Corporation dated as of October 17, 2011.

E-1